SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 13, 2007

CPI AEROSTRUCTURES, INC.

(Exact Name of Registrant as Specified in Charter)

New York

(State or Other Jurisdiction of Incorporation)

1-11398 (Commission File Number)	11-2520310 (IRS Employer Identification No.)

60 Heartland Blvd., Edgewood, New York (Address of Principal Executive Offices)	11717 (Zip Code)

(631) 586-5200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 1.01

Item 2.02 — Results of Operations and Financial Condition

On August 13, 2007, CPI Aerostructures, Inc. issued a press release discussing its financial results for the three and six months ended June 30, 2007. The press release is included as Exhibit 99.1 hereto.

Item 9.01 — Financial Statement and Exhibits

99.1	Press release, dated August 13, 2007, announcing June 30, 2007 financial results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2007	CPI AEROSTRUCTURES, INC.
	By:	/s/ Edward J. Fred
Edward J. Fred
Chief Executive Officer